                                                                 EXHIBIT 10.11


                      FIRST AMENDMENT TO CREDIT AGREEMENT


                 This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of April 25, 1995, is made and entered into among BJ SERVICES COMPANY, a Delaware corporation (the "Company"), BJ SERVICES COMPANY, U.S.A.,a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation (collectively and including the Company, the Borrowers"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent; BANK OF AMERICA ILLINOIS, Individually and as Letter of Credit Issuing Bank; THE CHASE MANHATTAN BANK, N.A., Individually and as Co-Agent; CREDIT LYONNAIS CAYMAN ISLAND BRANCH, Individually and as Co-Agent, FIRST INTERSTATE BANK OF TEXAS, N. A., Individually and as Co-Agent and the other banks listed on the signature pages hereof.

                              W I T N E S S E T H:

                 WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of April 13, 1995 (the "Credit Agreement") providing for, among other things, (i) term loans to be made by the Banks to the Company in the principal amount of $265,000,000, (ii) a revolving credit facility (including revolving credit loans, swing loans and letters of credit) to be made by the Banks to the Borrowers in a principal amount not to exceed $175,000,000 in the aggregate at any time outstanding, and on the terms and subject to the conditions thereon set forth; and

                 WHEREAS, the Credit Agreement provides that Term Loans (other than the Debenture Related Loans) may be made from the Closing Date through April 28, 1995;

                 WHEREAS, Company has requested that the Banks extend the availability period for such term loans through May 1, 1995, and the Banks have agreed so to do;

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree to amend the Credit Agreement as follows:

                 1.       CREDIT AGREEMENT AMENDMENTS.

                          1.1     AMENDMENT OF CLAUSE (I) OF SUBSECTION 2.01
(A). Subsection 2.01(a) of the Credit Agreement is hereby amended by changing clause (i) contained therein to be and to read in its entirety as follows:






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                          "(i) Term Loans in a maximum aggregate amount of
                 $225,0000,000 may be made from time to time on any Business Day during the period from the Closing Date through May 1, 1995."

                          1.2.    AMENDMENT OF CLAUSE (II) OF SUBSECTION
2.01(A). Subsection 2.01(a) of the Credit Agreement is hereby further amended by changing subclause (y) contained within the parenthetical clause of clause
(ii) of Subsection 2.01(a) to be and to read in its entirety as follows:

                          "(y) the aggregate principal amount of Term Loans
                 made during the period from the Closing Date through May 1,
                 1995)."

                          1.3.    GENERAl   To the extent, if any, any
provision of the Credit Agreement or any of the other Loan Documents shall conflict with the provisions of clause (i) of Subsection 2.01(a) of the Credit Agreement as amended in the foregoing Paragraph 1.1, such provisions shall be amended to the extent necessary so that no such conflict shall exist.

                 2. NO DEFAULT OR EVENTS OF DEFAULT; REPRESENTATIONS AND WARRANTIES ARE TRUE. Each of the Borrowers hereby represents and warrants to the Banks that no Event of Default or Default has occurred and is continuing. The representations and warranties made by the Borrowers in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except such representations and warranties which expressly refer to an earlier date, which representations and warranties are true and correct in all material respects as of such earlier date).

                 3. RATIFICATION. The Credit Agreement shall continue in full force and effect as amended hereby. The Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

                 4. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

                 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK); PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                 6. CERTAIN DEFINED TERMS. Capitalized terms used herein (including in the recitals hereof) without definition shall have the meaning assigned to them in the Credit Agreement.




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                 7.       ENTIRE AGREEMENT.  THIS AMENDMENT, THE CREDIT
AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                 THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.


                                        BJ SERVICES COMPANY


                                        By:    /s/      Taylor M. Whichard III
                                               --------------------------------
                                               Taylor M. Whichard III
                                               Treasurer


                                        BJ SERVICES COMPANY, U.S.A.


                                        By:    /s/      Taylor M. Whichard III
                                               -------------------------------
                                               Taylor M. Whichard III
                                               Treasurer


                                        BJ SERVICES COMPANY MIDDLE EAST


                                        By:    /s/     Taylor M. Whichard III
                                               -------------------------------
                                               Taylor M. Whichard III
                                               Treasurer





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                                        BJ SERVICE INTERNATIONAL, INC.


                                        By:    /s/     Taylor M. Whichard
                                               -------------------------------
                                               Taylor M. Whichard III
                                               Treasurer


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, AS AGENT


                                        By:    /s/      Frank H. Woo
                                               -------------------------------
                                        Name:  Frank H. Woo
                                        Title: Assistant Vice President


                                        BANK OF AMERICA ILLINOIS, AS A BANK AND
                                        AS ISSUING BANK


                                        By:     /s/      C. Paige DiMaggio
                                                ------------------------------
                                        Name:   C. Paige DiMaggio
                                        Title:  Vice President


                                        THE CHASE MANHATTAN BANK, N.A.,
                                        AS CO-AGENT AND AS A BANK


                                        By:     /s/      Richard S. Walker
                                                ------------------------------
                                        Name:   Richard S. Walker
                                        Title:  Vice President


                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                                        AS CO-AGENT AND AS A BANK


                                        By:     /s/      Xavier Ratouis
                                                ------------------------------
                                        Name:   Xavier Ratouis
                                        Title:  Authorized Signature




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                                        FIRST INTERSTATE BANK OF TEXAS,
                                        N.A., AS CO-AGENT AND AS A BANK


                                        By:     /s/      Frank W. Schageman
                                                ------------------------------
                                        Name:   Frank W. Schageman
                                        Title:  Vice President


                                        BANK OF MONTREAL


                                        By:     /s/      Donald G. Skipper
                                                ------------------------------
                                        Name:   Donald G. Skipper
                                        Title:  Director


                                        THE BANK OF NEW YORK


                                        By:     /s/      Gregory L. Batson
                                                ------------------------------
                                        Name:   Gregory L. Batson
                                        Title:  Vice President


                                        CHRISTIANIA BANK OG KREDITKASSE


                                        By:     /s/      Niels Magnussen
                                                ------------------------------
                                        Name:   Niels Magnussen
                                        Title:  Senior Manager

                                        By:     /s/      Craig Axe
                                                ------------------------------
                                        Name:   Craig Axe
                                        Title:  Manager


                                        CORESTATES BANK, N.A.


                                        By:     /s/      Roland B. Brown, Jr.
                                                ------------------------------
                                        Name:   Roland B. Brown, Jr.
                                        Title:  Vice President





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                                        DEN NORSKE BANK AS


                                        By:     /s/     Edward L. Mete
                                                ------------------------------
                                        Name:   Edward L. Mete
                                        Title:  Senior Vice President

                                        By:     /s/      Fran Meyers
                                                ------------------------------
                                        Name:   Fran Meyers
                                        Title:  Vice President


                                        DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                        By:      /s/     Deborah A. Slusarczyk
                                                ------------------------------
                                        Name:    Deborah A. Slusarczyk
                                        Title:   Vice President

                                        By:      /s/     B. Craig Erickson
                                                ------------------------------
                                        Name:    B. Craig Erickson
                                        Title:   Vice President


                                        THE FUJI BANK, LIMITED


                                        By:      /s/      David Kelley
                                                ------------------------------
                                        Name:    David Kelley
                                        Title:   Vice President and
                                                 Senior Manager


                                        THE INDUSTRIAL BANK OF JAPAN
                                        TRUST COMPANY


                                        By:      /s/     Robert W. Ramage, Jr.
                                                 -----------------------------
                                        Name:    Robert W. Ramage, Jr.
                                        Title:   Senior Vice President





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                                        THE MITSUBISHI BANK, LTD.
                                        HOUSTON AGENCY


                                        By:      /s/     Shoji Honda
                                                 ------------------------------
                                        Name:    Shoji Honda
                                        Title:   General Manager


                                        THE YASUDA TRUST AND BANKING
                                        COMPANY LIMITED


                                        By:     /s/      Neil T. Chau
                                                -------------------------------
                                        Name:   Neil T. Chau
                                        Title:  First Vice President


                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By:     /s/      Koii Fuiiwara
                                                -------------------------------
                                        Name:   Koii Fuiiwara
                                        Title:  Assistant Vice President


                                        FIRST NATIONAL BANK OF COMMERCE


                                        By:     /s/      Cory B. Armand
                                                -------------------------------
                                        Name:   Cory B. Armand
                                        Title:  Assistant Vice President




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                                        THE BANK OF TOKYO, LTD., DALLAS AGENCY


                                        By:     /s/      J. McIntyre
                                                -------------------------------
                                        Name:   J. McIntyre
                                        Title:  Vice President




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